Exhibit 99.2

FINANCIAL SUPPLEMENT

MARCH 31, 2008

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

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Notes to Financial Supplement

Presentation

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices.  On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee.  We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments.  No such amounts were recorded beyond the 2005 periods, as we accelerated the vesting of all unvested outstanding stock options as of December 31, 2005 to mitigate compensation expense we would have had to record upon the effectiveness of SFAS 123R .  The restatement did not affect our statements of operations or segment results for periods subsequent to December 31, 2005.

Professional Fees

For the three months ended March 31, 2008, we recorded $3.0 million of professional fees as a direct result of the ongoing stock option investigation. In addition, approximately $9.8 million of professional fees related to the stock option investigation were included in three months ended March 31, 2007.  These costs primarily relate to professional fees and are a component of “office and general”. In addition, we have incurred costs related to litigation, the informal investigation by the SEC and the investigation by the United States Attorney for the Southern District of New York.

We expect to continue to incur significant professional fees related to the ongoing stock option investigation.  While we cannot quantify or estimate the timing of these costs throughout 2008, they primarily relate to legal fees paid on behalf of former employees and former members of senior management, fees paid in defense of shareholder litigation and potential fines, damages or settlements.

Severance

Included in our operating results for the year ended December 31, 2007, is approximately $15.8 million of severance charges related to executive officers who departed the Company in the second quarter of 2007.  Of the $15.8 million, approximately $12.8 million is non-cash and relates to the acceleration of equity awards.  The severance is recorded as component of “salaries and related” and the acceleration of equity awards is recorded as a component of “amortization of restricted stock and RSU’s” in our Financial Supplement.

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Restructuring Actions

On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.

The restructuring plan includes an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff, through 2008. The plan also includes fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring is intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion.

For the three months ended March 31, 2008, we recorded $6.9 million of restructuring costs, primarily related to severance.

Security Breach

In August 2007, we announced a security breach related to unauthorized access to our resume database.  We have taken measures to remediate the breach and assist any affected customers.  For the three months ended March 31, 2008, we recorded $0.5 million for the remediation of the security breach.

Certain reclassifications of prior year amounts have been made for consistent presentation.

(1) Non-GAAP financial measures

Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results.  These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies.  The Company believes that its presentation of non-GAAP measures, provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: ongoing costs associated with the stock option investigations, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; and the strategic restructuring actions initiated in the third quarter of 2007.  The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program.  The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its

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operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

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Monster Worldwide, Inc.

Statements of Operations

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	3M 2007	3M 2008

Monster Careers	$224,589	$237,190	$244,292	$258,260	$290,223	$291,326	$296,996	$316,877	$336,810	$290,223	$336,810
Internet Advertising & Fees	32,447	37,979	41,563	40,356	38,805	39,823	40,148	37,111	33,556	38,805	33,556
Revenue	257,036	275,169	285,855	298,616	329,028	331,149	337,144	353,988	370,366	329,028	370,366

Salary and related	89,524	95,439	103,895	112,172	117,985	129,037	125,275	129,100	136,355	117,985	136,355
Office and general	36,973	32,672	42,025	50,007	60,436	53,033	58,754	58,062	62,764	60,436	62,764
Marketing and promotion	65,799	73,212	68,077	66,418	78,069	78,045	76,348	80,697	114,633	78,069	114,633
Restructuring and other special charges	—	—	—	—	—	—	11,155	5,442	6,927	—	6,927
Depreciation expense	7,097	8,586	7,323	7,895	8,285	9,827	10,886	11,068	11,273	8,285	11,273
Amortization of restricted stock and RSU Plan	2,029	3,423	2,943	2,424	4,176	17,069	2,871	3,623	5,206	4,176	5,206
Non-cash stock option expense	—	—	—	—	186	47	104	105	127	186	127
Amortization of intangibles	2,675	2,569	1,765	1,870	1,696	1,716	1,739	1,760	1,688	1,696	1,688
Operating expenses	204,097	215,901	226,028	240,786	270,833	288,774	287,132	289,857	338,973	270,833	338,973

Operating income	52,939	59,268	59,827	57,830	58,195	42,375	50,012	64,131	31,393	58,195	31,393
Interest and other, net(1)	3,130	3,940	5,012	6,398	5,304	6,912	6,288	6,840	7,400	5,304	7,400
Income from cont. operations, pre-tax	56,069	63,208	64,839	64,228	63,499	49,287	56,300	70,971	38,793	63,499	38,793

Income taxes	20,411	22,077	22,692	22,481	22,352	17,406	19,998	24,843	14,380	22,352	14,380
Losses in equity interests, net	(1,241)	(2,284)	(2,054)	(1,517)	(1,420)	(2,966)	(3,074)	(838)	(1,822)	(1,420)	(1,822)
Income from continuing operations	34,417	38,847	40,093	40,230	39,727	28,915	33,228	45,290	22,591	39,727	22,591

Income (loss) from disc. operations, net of tax(2)	7,845	770	(123,910)	(1,155)	(245)	(299)	73	(290)	—	(245)	—

Net income (loss)	$42,262	$39,617	$(83,817)	$39,075	$39,482	$28,616	$33,301	$45,000	$22,591	$39,482	$22,591

Basic earnings (loss) per share:
Income from continuing operations	$0.27	$0.30	$0.31	$0.31	$0.31	$0.22	$0.26	$0.36	$0.18	$0.31	$0.18
Net income (loss)	$0.33	$0.31	$(0.65)	$0.30	$0.30	$0.22	$0.26	$0.36	$0.18	$0.30	$0.18

Diluted earnings (loss) per share:
Income from continuing operations	$0.26	$0.29	$0.31	$0.31	$0.30	$0.22	$0.25	$0.36	$0.18	$0.30	$0.18
Net income (loss)	$0.32	$0.30	$(0.64)	$0.30	$0.30	$0.21	$0.25	$0.36	$0.18	$0.30	$0.18

Weighted avg. shares outstanding:
Basic shares	126,753	128,551	128,484	128,489	129,653	130,542	129,499	125,504	122,711	129,653	122,711
Diluted shares	130,619	132,009	130,827	131,209	132,464	133,121	130,757	126,704	123,332	132,464	123,332

Global employees (ones)	3,785	4,214	4,632	4,854	5,321	5,476	5,149	5,146	5,193	5,321	5,193
Annualized revenue per average employee	$280.8	$275.2	$258.5	$251.8	$258.7	$245.4	$253.8	$275.1	$286.6	$258.7	$286.6

(1) - Interest and other, net includes a $1.3 million gain in the fourth quarter of 2006 related to early repayment of a note associated with a disposed company.

(2) - Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations

(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
Monster Careers	$768,534	$833,692	$899,053	$964,331	$1,029,965	$1,084,101	$1,136,805	$1,195,422	$1,242,009
Internet Advertising & Fees	117,239	129,159	142,819	152,345	158,703	160,547	159,132	155,887	150,638
Revenue	885,773	962,851	1,041,872	1,116,676	1,188,668	1,244,648	1,295,937	1,351,309	1,392,647

Salary and related	334,673	352,602	374,677	401,030	429,491	463,089	484,469	501,397	519,767
Office and general	126,344	129,881	143,075	161,677	185,140	205,501	222,230	230,285	232,613
Marketing and promotion	212,568	238,718	260,721	273,506	285,776	290,609	298,880	313,159	349,723
Restructuring and other special charges	—	—	—	—	—	—	11,155	16,597	23,524
Depreciation expense	25,176	27,942	29,298	30,901	32,089	33,330	36,893	40,066	43,054
Amortization of restricted stock and RSU Plan	3,796	6,685	9,088	10,819	12,966	26,612	26,540	27,739	28,769
Non-cash stock option expense	9,164	7,026	425	—	186	233	337	442	383
Amortization of intangibles	9,933	10,255	9,841	8,879	7,900	7,047	7,021	6,911	6,903
Operating expenses	721,654	773,109	827,125	886,812	953,548	1,026,421	1,087,525	1,136,596	1,204,736

Operating income	164,119	189,742	214,747	229,864	235,120	218,227	208,412	214,713	187,911
Interest and other, net	8,351	11,558	15,886	18,480	20,654	23,626	24,902	25,344	27,440
Income from cont. operations, pre-tax	172,470	201,300	230,633	248,344	255,774	241,853	233,314	240,057	215,351

Income taxes	61,600	71,531	81,208	87,661	89,602	84,931	82,237	84,599	76,627
Losses in equity interests, net	(4,429)	(6,346)	(7,759)	(7,096)	(7,275)	(7,957)	(8,977)	(8,298)	(8,700)
Income from continuing operations	106,441	123,423	141,666	153,587	158,897	148,965	142,100	147,160	130,024

Income (loss) from disc. operations, net of tax	16,053	20,671	(107,455)	(116,450)	(124,540)	(125,609)	(1,626)	(761)	(516)

Net income	$122,494	$144,094	$34,211	$37,137	$34,357	$23,356	$140,474	$146,399	$129,508

Basic earnings per share:
Income from continuing operations	$0.86	$0.98	$1.12	$1.20	$1.23	$1.15	$1.10	$1.14	$1.02
Net income	$0.99	$1.15	$0.27	$0.29	$0.27	$0.18	$1.08	$1.14	$1.02

Diluted earnings per share:
Income from continuing operations	$0.84	$0.96	$1.09	$1.17	$1.21	$1.13	$1.08	$1.13	$1.01
Net income	$0.97	$1.12	$0.26	$0.28	$0.26	$0.18	$1.07	$1.12	$1.01

Weighted avg. shares outstanding:
Basic shares	123,570	125,445	127,034	128,077	128,794	129,292	129,546	128,785	127,064
Diluted shares	126,494	128,701	130,218	131,247	131,627	131,905	131,888	130,755	128,479

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	3M 2007	3M 2008
Cash flows provided by operating activities:
Net income (loss)	$42,262	$39,617	$(83,817)	$39,075	$39,482	$28,616	$33,301	$45,000	$22,591	$39,482	$22,591
Adjustments to reconcile net income to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	(7,845)	(770)	123,910	1,155	245	299	(73)	290	—	245	—
Depreciation and amortization of intangibles	9,772	11,155	9,088	9,765	9,981	11,543	12,625	12,828	12,961	9,981	12,961
Provision for doubtful accounts	2,824	1,840	1,841	2,550	2,483	2,630	3,340	4,453	3,564	2,483	3,564
Non-cash compensation	2,029	3,423	2,943	2,424	4,362	17,116	2,975	3,728	6,495	4,362	6,495
Common stock issued for matching contribution to 401(k) plan and other	996	858	—	—	—	—	—	—	—	—	—
Deferred income taxes	6,736	2,593	(815)	2,267	2,100	(7,605)	2,808	(2,762)	(7,319)	2,100	(7,319)
Loss (gain) on disposal of assets	—	—	—	—	—	(572)	(2)	3	725	—	725
Loss in equity interests and other, net	1,235	2,284	2,056	1,521	1,420	2,966	3,074	838	1,822	1,420	1,822
Changes in assets and liabilities, net of business combinations:
Accounts receivable	(3,062)	(21,388)	(24,072)	(122,790)	25,170	(4,804)	13,699	(101,843)	37,848	25,170	37,848
Prepaid and other	(1,492)	(8,248)	(14,542)	2,465	(2)	(4,202)	(8,007)	(12,766)	1,949	(2)	1,949
Deferred revenue	15,900	5,544	(2,328)	97,440	5,691	2,360	(17,515)	89,650	(2,458)	5,691	(2,458)
Accounts payable, accrued expenses and other liabilities	8,377	24,478	48,418	11,322	(8,950)	7,163	26,536	27,091	340	(8,950)	340
Net cash provided by (used for) operating activities of discontinued operations	4,326	1,342	16,168	(2,635)	(2,983)	(2,349)	74	(2,326)	(161)	(2,983)	(161)
Total adjustments	39,796	23,111	162,667	5,484	39,517	24,545	39,534	19,184	55,766	39,517	55,766
Net cash provided by operating activities	82,058	62,728	78,850	44,559	78,999	53,161	72,835	64,184	78,357	78,999	78,357

Cash flows provided by (used for) investing activities:
Capital expenditures	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(15,602)	(10,601)	(16,240)	(20,559)	(21,612)	(20,559)
Purchase of marketable securities	(334,990)	(608,773)	(404,703)	(373,959)	(365,031)	(317,555)	(327,250)	(415,025)	(149,249)	(365,031)	(149,249)
Sale and maturities of marketable securities	238,001	406,537	321,390	342,351	311,662	277,903	446,418	478,068	414,453	311,662	414,453
Payments for acquisitions and intangible assets, net of cash acquired	(1,450)	(16,832)	(631)	(688)	(1,664)	(142)	(133)	(610)	(61,567)	(1,664)	(61,567)
Investment in unconsolidated affiliate	(19,936)	—	—	—	—	—	—	—	—	—	—
Net proceeds from sale of business	—	32,950	36,205	—	—	—	—	—	(5,000)	—	(5,000)
Cash funded to equity investee	—	(4,800)	(2,400)	(2,800)	(2,500)	(1,600)	(5,900)	—	—	(2,500)	—
Net cash used for investing activities of discontinued operations	(2,469)	—	(455)	—	—	—	—	—	—	—	—
Net cash provided by (used for) investing activities	(130,260)	(207,045)	(63,419)	(52,334)	(79,145)	(56,996)	102,534	46,193	178,078	(79,145)	178,078

Cash flows provided by (used for) financing activities:
Net borrowings (payments) under capital lease obligations and other debt	(276)	(87)	(130)	322	—	—	(58)	(42)	(80)	—	(80)
Payments on acquisition debt	(22,205)	(7,480)	—	440	(16,310)	(5,552)	—	(1,500)	—	(16,310)	—
Proceeds from the exercise of employee stock options	59,594	31,571	60	1,038	43,395	10,006	651	838	418	43,395	418
Excess tax benefits from (provisions for) stock option exercises	11,275	6,049	16	632	6,486	5,857	1,611	(155)	(568)	6,486	(568)
Repurchase of common stock	(8,537)	(5,879)	—	(318)	(3,326)	(6,716)	(154,692)	(97,761)	(79,469)	(3,326)	(79,469)
Structured stock repurchase	(22,758)	—	—	—	—	—	—	—	—	—	—
Net cash provided by (used for) financing activities	17,093	24,174	(54)	2,114	30,245	3,595	(152,488)	(98,620)	(79,699)	30,245	(79,699)

Effects of exchange rates on cash	547	1,167	352	1,553	963	1,037	3,795	772	10,256	963	10,256

Net increase (decrease) in cash and cash equivalents	(30,562)	(118,976)	15,729	(4,108)	31,062	797	26,676	12,529	186,992	31,062	186,992
Cash and cash equivalents, beginning of period	196,597	166,035	47,059	62,788	58,680	89,742	90,539	117,215	129,744	58,680	129,744
Cash and cash equivalents, end of period	$166,035	$47,059	$62,788	$58,680	$89,742	$90,539	$117,215	$129,744	$316,736	$89,742	$316,736

Non - GAAP Free cash flow (1):
Net cash provided by operating activities	$82,058	$62,728	$78,850	$44,559	$78,999	$53,161	$72,835	$64,184	$78,357	$78,999	$78,357
Less: Capital expenditures	(9,416)	(16,127)	(12,825)	(17,238)	(21,612)	(15,602)	(10,601)	(16,240)	(20,559)	(21,612)	(20,559)
Free cash flow	$72,642	$46,601	$66,025	$27,321	$57,387	$37,559	$62,234	$47,944	$57,798	$57,387	$57,798

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
ASSETS
Current assets:
Cash and cash equivalents	$166,035	$47,059	$62,788	$58,680	$89,742	$90,539	$117,215	$129,744	$316,736
Available-for-sale securities, current	221,019	422,972	506,285	537,893	591,262	630,914	511,746	448,703	79,236
Accounts receivable, net	259,086	278,870	324,507	444,747	417,329	419,033	401,994	499,854	458,447
Prepaid and other	58,242	63,565	77,937	82,488	89,650	100,233	101,950	106,664	97,929
Current assets of discontinued operations	129,844	90,864	—	—	—	—	—	—	—
Total current assets	834,226	903,330	971,517	1,123,808	1,187,983	1,240,719	1,132,905	1,184,965	952,348

Available-for-sale securities, non-current	—	—	—	—	—	—	—	—	102,716
Property and equipment, net	83,302	89,243	94,150	102,402	115,729	122,077	121,795	126,962	141,279
Goodwill	531,497	567,677	570,272	589,041	590,553	595,850	614,437	615,334	702,598
Intangibles, net	53,509	54,569	53,067	51,695	50,262	48,781	48,272	46,516	45,170
Investment in unconsolidated affiliates	65,480	63,196	61,142	59,625	57,748	54,782	51,708	50,871	49,049
Other assets	30,363	46,018	49,156	43,232	55,540	48,360	52,513	53,162	67,218
Long-term assets of discontinued operations	171,191	139,266	—	—	—	—	—	—	—
Total assets	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569	$2,021,630	$2,077,810	$2,060,378

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$255,812	$288,031	$350,250	$358,850	$279,032	$278,553	$298,023	$304,145	$297,932
Deferred revenue	343,329	349,034	346,706	444,145	449,836	452,196	434,682	524,331	521,873
Current portion of long-term debt	21,789	18,635	18,507	23,249	7,074	1,660	1,684	184	158
Current liabilities of discontinued operations	88,855	46,028	—	—	—	—	—	—	—
Total current liabilities	709,785	701,728	715,463	826,244	735,942	732,409	734,389	828,660	819,963

Long-term debt, less current portion	3,093	2,185	2,152	415	395	312	261	231	177
Long-term income taxes payable	—	—	—	—	84,480	89,910	94,418	111,108	116,376
Other liabilities	30,481	34,812	34,454	33,459	39,496	30,169	29,799	21,310	20,144
Total liabilities	743,359	738,725	752,069	860,118	860,313	852,800	858,867	961,309	956,660

Common stock and class B common stock	129	131	131	131	131	131	131	133	133
Additional paid-in capital	1,592,077	1,629,378	1,632,246	1,636,023	1,687,407	1,713,670	1,562,646	1,468,808	1,395,991
Accumulated other comprehensive income	42,979	64,424	68,034	87,632	87,708	93,096	115,813	118,387	155,830
Retained deficit	(608,976)	(569,359)	(653,176)	(614,101)	(577,744)	(549,128)	(515,827)	(470,827)	(448,236)
Total stockholders’ equity	1,026,209	1,124,574	1,047,235	1,109,685	1,197,502	1,257,769	1,162,763	1,116,501	1,103,718

Total liabilities and stockholders’ equity	$1,769,568	$1,863,299	$1,799,304	$1,969,803	$2,057,815	$2,110,569	$2,021,630	$2,077,810	$2,060,378

Selected Financial Ratios(2)
- Annualized return on equity	17.3%	14.7%	-30.9%	14.5%	13.7%	9.3%	11.0%	15.8%	8.1%
- Book value per share	$8.01	$8.75	$8.15	$8.63	$9.19	$9.60	$9.19	$9.02	$9.13
- Cash and marketable securities per share	$3.02	$3.66	$4.43	$4.64	$5.23	$5.51	$4.97	$4.67	$4.13

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment Information and Margin Analysis - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	3M 2007	3M 2008

Segment OIBDA(1):
Monster Careers - North America	$58,652	$61,337	$62,114	$64,984	$71,150	$60,845	$57,589	$60,410	$47,335	$71,150	$47,335
Monster Careers - International	4,724	7,064	8,248	13,001	12,594	17,362	12,896	29,980	16,426	12,594	16,426
Monster Careers OIBDA (1)	63,376	68,401	70,362	77,985	83,744	78,207	70,485	90,390	63,761	83,744	63,761

Internet Advertising & Fees OIBDA(1)	11,608	14,235	13,504	12,849	6,439	7,750	5,111	2,592	116	6,439	116

Total Monster OIBDA(1)	$74,984	$82,636	$83,866	$90,834	$90,183	$85,957	$75,596	$92,982	$63,877	$90,183	$63,877

Corporate expenses before D&A(1)	$(10,244)	$(8,790)	$(12,008)	$(20,815)	$(17,645)	$(14,923)	$(9,917)	$(11,032)	$(12,104)	$(17,645)	$(12,104)

Proforma operating income(1):
Monster Careers - North America	$54,559	$55,597	$57,193	$59,853	$65,878	$55,029	$59,430	$56,482	$42,689	$65,878	$42,689
Monster Careers - International	765	2,003	4,997	9,658	7,961	12,055	13,589	28,699	12,708	7,961	12,708
Monster Careers Proforma operating income(1)	55,324	57,600	62,190	69,511	73,839	67,084	73,019	85,181	55,397	73,839	55,397

Internet Advertising & Fees ProForma operating income(1)	9,486	12,563	11,843	11,170	4,304	5,211	4,419	1,350	(2,057)	4,304	(2,057)

Total Monster Proforma income(1)	$64,810	$70,163	$74,033	$80,681	$78,143	$72,295	$77,438	$86,531	$53,340	$78,143	$53,340

Corporate Proforma expenses(1)	$(11,871)	$(10,270)	$(10,118)	$(9,285)	$(10,121)	$(8,778)	$(8,046)	$(12,177)	$(11,586)	$(10,121)	$(11,586)

Segment operating income:(1)
Monster Careers - North America	$54,559	$55,597	$57,193	$59,853	$65,878	$54,579	$51,455	$52,950	$39,435	$65,878	$39,435
Monster Careers - International	765	2,003	4,997	9,658	7,961	12,055	7,344	24,753	9,406	7,961	9,406
Monster Careers operating income	55,324	57,600	62,190	69,511	73,839	66,634	58,799	77,703	48,841	73,839	48,841

Internet Advertising & Fees operating income	9,486	12,563	11,843	11,170	4,304	5,211	2,502	75	(2,879)	4,304	(2,879)

Total Monster operating income	$64,810	$70,163	$74,033	$80,681	$78,143	$71,845	$61,301	$77,778	$45,962	$78,143	$45,962

Corporate expenses	$(11,871)	$(10,895)	$(14,206)	$(22,851)	$(19,948)	$(29,470)	$(11,289)	$(13,647)	$(14,569)	$(19,948)	$(14,569)

Margin Analysis:

Monster Careers - North America OIBDA margin	36.7%	37.7%	37.2%	38.6%	38.7%	34.9%	32.8%	34.8%	25.8%	38.7%	25.8%
Monster Careers - North America Proforma operating margin	34.1%	34.1%	34.3%	35.6%	35.8%	31.5%	33.9%	32.5%	23.3%	35.8%	23.3%
Monster Careers - North America operating margin	34.1%	34.1%	34.3%	35.6%	35.8%	31.3%	29.4%	30.5%	21.5%	35.8%	21.5%

Monster Careers - International OIBDA margin	7.3%	9.5%	10.7%	14.5%	11.9%	14.9%	10.6%	20.9%	10.7%	11.9%	10.7%
Monster Careers - International Proforma operating margin	1.2%	2.7%	6.5%	10.7%	7.5%	10.3%	11.2%	20.0%	8.3%	7.5%	8.3%
Monster Careers - International operating margin	1.2%	2.7%	6.5%	10.7%	7.5%	10.3%	6.0%	17.3%	6.1%	7.5%	6.1%

Monster Careers OIBDA margin	28.2%	28.8%	28.8%	30.2%	28.9%	26.8%	23.7%	28.5%	18.9%	28.9%	18.9%
Monster Careers Proforma operating margin	24.6%	24.3%	25.5%	26.9%	25.4%	23.0%	24.6%	26.9%	16.4%	25.4%	16.4%
Monster Careers operating margin	24.6%	24.3%	25.5%	26.9%	25.4%	22.9%	19.8%	24.5%	14.5%	25.4%	14.5%

Internet Advertising & Fees OIBDA margin	35.8%	37.5%	32.5%	31.8%	16.6%	19.5%	12.7%	7.0%	0.3%	16.6%	0.3%
Internet Advertising & Fees Proforma operating margin	29.2%	33.1%	28.5%	27.7%	11.1%	13.1%	11.0%	3.6%	-6.1%	11.1%	-6.1%
Internet Advertising & Fees operating margin	29.2%	33.1%	28.5%	27.7%	11.1%	13.1%	6.2%	0.2%	-8.6%	11.1%	-8.6%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations

(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	3M 2007	3M 2008

Monster Careers	87.4%	86.2%	85.5%	86.5%	88.2%	88.0%	88.1%	89.5%	90.9%	88.2%	90.9%
Internet Advertising & Fees	12.6%	13.8%	14.5%	13.5%	11.8%	12.0%	11.9%	10.5%	9.1%	11.8%	9.1%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	34.8%	34.7%	36.3%	37.6%	35.9%	39.0%	37.2%	36.5%	36.8%	35.9%	36.8%
Office and general	14.4%	11.9%	14.7%	16.7%	18.4%	16.0%	17.4%	16.4%	16.9%	18.4%	16.9%
Marketing and promotion	25.6%	26.6%	23.8%	22.2%	23.7%	23.6%	22.6%	22.8%	31.0%	23.7%	31.0%
Restructuring and other special charges	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.3%	1.5%	1.9%	0.0%	1.9%
Depreciation expense	2.8%	3.1%	2.6%	2.6%	2.5%	3.0%	3.2%	3.1%	3.0%	2.5%	3.0%
Amortization of restricted stock and RSU Plan	0.8%	1.2%	1.0%	0.8%	1.3%	5.2%	0.9%	1.0%	1.4%	1.3%	1.4%
Non-cash stock option expense	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%
Amortization of intangibles	1.0%	0.9%	0.6%	0.6%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%
Operating expenses	79.4%	78.5%	79.1%	80.6%	82.3%	87.2%	85.2%	81.9%	91.5%	82.3%	91.5%

Operating income	20.6%	21.5%	20.9%	19.4%	17.7%	12.8%	14.8%	18.1%	8.5%	17.7%	8.5%
Interest and other, net	1.2%	1.4%	1.8%	2.1%	1.6%	2.1%	1.9%	1.9%	2.0%	1.6%	2.0%
Income from cont. operations, pre-tax	21.8%	23.0%	22.7%	21.5%	19.3%	14.9%	16.7%	20.0%	10.5%	19.3%	10.5%

Income taxes	7.9%	8.0%	7.9%	7.5%	6.8%	5.3%	5.9%	7.0%	3.9%	6.8%	3.9%
Losses in equity interests, net	-0.5%	-0.8%	-0.7%	-0.5%	-0.4%	-0.9%	-0.9%	-0.2%	-0.5%	-0.4%	-0.5%
Income from continuing operations	13.4%	14.1%	14.0%	13.5%	12.1%	8.7%	9.9%	12.8%	6.1%	12.1%	6.1%

Income (loss) from disc. operations, net of tax	3.1%	0.3%	-43.3%	-0.4%	-0.1%	-0.1%	0.0%	-0.1%	0.0%	-0.1%	0.0%

Net income (loss)	16.4%	14.4%	-29.3%	13.1%	12.0%	8.6%	9.9%	12.7%	6.1%	12.0%	6.1%

Monster Worldwide, Inc.

Statements of Operations - Reconciliation of Non-GAAP Measures

 (unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	3M 2007	3M 2008

OIBDA (1)	$64,740	$73,846	$71,858	$70,019	$72,538	$71,034	$65,679	$81,950	$51,773	$72,538	$51,773

Depreciation expense	7,097	8,586	7,323	7,895	8,285	9,827	10,886	11,068	11,273	8,285	11,273
Amortization of restricted stock and RSU Plan	2,029	3,423	2,943	2,424	4,176	17,069	2,871	3,623	5,206	4,176	5,206
Non-cash stock option expense	—	—	—	—	186	47	104	105	127	186	127
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	—	1,162	—	1,162
Restructuring non-cash write-offs	—	—	—	—	—	—	67	1,263	924	—	924
Amortization of intangibles	2,675	2,569	1,765	1,870	1,696	1,716	1,739	1,760	1,688	1,696	1,688

Operating income	$52,939	$59,268	$59,827	$57,830	$58,195	$42,375	$50,012	$64,131	$31,393	$58,195	$31,393

Proforma operating income (1)	$52,939	$59,893	$63,915	$71,396	$68,022	$63,517	$69,392	$74,354	$41,754	$68,022	$41,754

Executive Commitments	—	—	—	—	—	15,811	—	—	—	—	—
Stock option investigation	—	625	4,088	13,566	9,827	5,331	2,571	1,392	2,983	9,827	2,983
Security breach	—	—	—	—	—	—	5,654	3,389	451	—	451
Restructuring non-cash compensation expense	—	—	—	—	—	—	—	—	1,162	—	1,162
Restructuring program non-cash write-offs	—	—	—	—	—	—	67	1,263	924	—	924
Restructuring expenses, less non-cash items	—	—	—	—	—	—	11,088	4,179	4,841	—	4,841

Operating income	$52,939	$59,268	$59,827	$57,830	$58,195	$42,375	$50,012	$64,131	$31,393	$58,195	$31,393

(1) - See notes to financial supplement for further explanation of non-GAAP measures.